UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 North Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On September 8, 2025, Knightscope, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, holders of a total of 4,789,341 votes were present electronically or represented by proxy, representing approximately 58.51% of the votes that could be cast by the holders of the Company’s outstanding shares of stock as of the July 17, 2025 record date.

The following are the voting results for the proposals that were considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 21, 2025 (the “Proxy Statement”).

Proposal 1 – Election of each of William Santana Li, William G. Billings, Robert A. Mocny, and Melvin W. Torrie to the Company’s Board of Directors (the “Board”) to serve until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified.

985,569
Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
William Santana Li	985,569	206,647	3,597,125
William G. Billings	970,669	221,547	3,597,125
Robert A. Mocny	1,028,738	163,478	3,597,125
Melvin W. Torrie	1,038,243	153,973	3,597,125

Proposal 2 – Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

4
Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
4,635,986	72,639	80,716	0

Proposal 3 – Approval of the first amendment to the Company’s 2022 Equity Incentive Plan to increase the available number of shares of Class A Common Stock.

668,450
Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
668,450	491,629	32,137	3,597,125

Based on the foregoing votes, each director listed in Proposal 1 was elected and Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHTSCOPE, INC.

Date: September 9, 2025	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chairman, Chief Executive Officer and President